The Board of Directors
WILLIAM G. McGAGH,* Chairman
RONALD J. ARNAULT+
JOHN E. BRYSON*
ANITA L. DeFRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*+
LOUIS A. SIMPSON+

Officers
JAMES W. HIRSCHMANN
President
SCOTT F. GRANNIS
Vice President
ILENE S. HARKER
Vice President
S. KENNETH LEECH
Vice President
STEPHEN A. WALSH
Vice President
MARIE K. KARPINSKI
Treasurer
ERIN K. MORRIS
Assistant Treasurer
LISA G. MROZEK
Secretary

INVESTMENT ADVISERS
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

Western Asset Management Company Limited
155 Bishopsgate
London, England EC2N3TY

TRANSFER AGENT
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

* Member of Executive Committee
+ Member of Audit Committee

                                    PACIFIC
                                   AMERICAN
                                    INCOME
                                 SHARES, INC.
                                 P.O. BOX 983
                                   PASADENA,
                               CALIFORNIA 91105
                                                                    PACAM-AR-02

                                    PACIFIC
                                   AMERICAN
                                    INCOME
                                 SHARES, INC.
                                    ANNUAL
                                    REPORT
                                     2002

Dear Shareholders:

Market Review and Performance

   This past year brought mixed blessings for the bond market. Treasury yields fell across the board and Treasury bond prices rose substantially, but corporate bond investors found the going unusually rough. As the year opened, markets were generally optimistic that the economy had embarked on a healthy recovery path. This optimism faded as the year progressed, however, as a series of shocks undermined investors' confidence. Geopolitical tensions heated up, corporate governance scandals and massive defaults were announced, oil prices rose, deflation concerns mounted, and the European and Japanese economies lost momentum. As a result, equity markets entered a third year of significant price declines, corporate bond prices failed to keep pace with their Treasury counterparts, and a string of defaults eroded the returns on many diversified bond portfolios. Fears were allayed when the Fed surprised the markets by dropping the funds rate to 1.25% in November, and perhaps more importantly by the news that several Fed governors indicated the Fed had no qualms about its ability to fight deflation should it occur. The perception that deflation risk had thus been significantly reduced helped the corporate bond market stage an impressive recovery in the closing weeks of the year.

   On balance, short- and intermediate-term rates moved sharply lower over the course of the year, with two-year Treasury yields falling from just over 3% to as low as 1.6% - a level not seen in more than a generation, and one suggesting that the economy was definitely not in good health. Yields on long-maturity BAA securities, in contrast, fell only modestly, from 8% to about 7.4%. Normally, this would have meant healthy price gains on top of generous coupons, but a series of defaults and downgrades offset much of the gains, leaving the long BAA sector with a total return (price gains/losses plus interest income) of just under 10%, according to Lehman Brothers, compared to 16.8% total returns on long-maturity Treasuries. High-yield bond investors, meanwhile, suffered negative total returns for the year.

   With its traditional emphasis on the attractive yields available in the BBB sector of the corporate bond market, and a moderate exposure to BB bonds, the portfolio was exposed to an unfriendly climate. Thanks to our efforts to keep the portfolio well diversified, however, losses were relatively contained, and offset to some degree by some successes. The Pacific American portfolio recorded a positive total return (price gains/losses plus interest income, net of expenses) of 6.41% for the year. This was only somewhat less than the median return of 6.71% for the 15 funds in the portfolio's Lipper Inc. peer group of closed-end investment grade bond funds. The Fund's share price dropped from $14.56 to $14.35 over the course of the period, and the Fund's discount to net asset value increased from -3.7% to -4.6%, reflecting investors' general lack of interest in corporate bonds.

   We think the portfolio has fared reasonably well in the face of unusual adversity in the past several years (the corporate bond market has been suffering since 1997), and that is borne out in the Fund's long-term competitive track record, which we believe remains excellent. As of December 31, 2002, the Fund's total return ranked #6 (out of a total of 14 similar funds tracked by Lipper) for the past 3 years, #5 (out of a total of 14 similar funds tracked by Lipper) for the past 5 years, #1 (out of a total of 14 similar funds tracked by Lipper) for the past 10 years, and #2 (out of a total of 13 similar funds tracked by Lipper) for the past 15 years compared to the Lipper Inc.'s peer group of closed-end investment grade bond funds.

Economic Outlook

   If the latter half of the 1990s was all about reward, the current decade is all about risk: bear markets in equities, high default rates, corporate governance scandals, terrorist attacks, and a looming, potentially dual-front war. The challenge facing investors these days is judging whether the risk premium priced into securities offers adequate compensation for this unique set of global risks.

   Inferring from today's extremely low level of short-term Treasury yields, the U.S. bond market is quite pessimistic over the near-term prospects for the economy. Forward rates do not anticipate any Fed tightening until late 2003, and spreads on high-yield and emerging market bonds imply that, over the next 10 years, roughly half of the issuers will default. Spreads on long-maturity investment grade bonds imply a cumulative default rate of 20%, far above the historical norm. Will things really prove to be this bad?

   For several years we have maintained that the outlook for the economy was neither robust nor grim. Although it is fashionable to bemoan the tepid pace of the U.S. recovery, the reality is that the economy has grown at close to an average pace, the unemployment rate is near the low end of historical ranges, housing remains quite strong, and real incomes continue to rise. We believe the U.S. has continued to enjoy general prosperity because productivity has been strong and the U.S. economy is fundamentally dynamic. To be sure, growth has been insufficient to consume the excess capacity plaguing many industries, so investment and jobs growth have been relatively weak. Plus, modest growth and an inability to raise prices has equated to quite a challenging market for many highly-indebted companies.

   Nevertheless, we believe that today's historically high-risk premiums generally underestimate the inherent vitality of the economy and the power of favorable fiscal and monetary policy. There are the obvious barriers to growth, of course, chief among them geopolitical risk, corporate governance issues, and high energy prices. But there is little doubt that monetary policy is now accommodative after many years of being restrictive. A friendly Fed, deleveraging, corporate restructuring, and the passage of time are effective antidotes to many of the problems that have plagued the economy in recent years. For these reasons we expect to see a continued, but gradual reversal of the pessimism still evident in both the stock and bond markets today, as the reality of moderate growth and low inflation becomes more widely embraced. The Fed is likely to keep inflation low and steady, and that should provide fertile ground for the productivity gains that lead to improved earnings. If the Bush administration is able to deliver on its promised tax reform, this could give the economy an added boost in the second half of 2003. An Iraq war could prove nasty, of course, but lots of bad news is already priced into the market, and uncertainty abounds. Any form of resolution to the conflict could be positive from a long-term perspective.

   Consistent with these views, we are attracted to the valuations attached to riskier securities, and see little need for the very expensive shelter offered by short- and intermediate-term Treasury bonds. Indeed, if our expectations prove correct, we should see some upward pressure on short-term Treasury yields as the year progresses. Meanwhile, long-term yields still look attractive at current levels given our outlook for continued low inflation and moderate growth. To the extent that stronger growth and spreading optimism cause Treasury yields to rise, we would expect to see corporate bonds outperforming their Treasury counterparts. The results are expected to be modest returns for fixed income portfolios in general, but attractive returns for portfolios, like Pacific American Income Shares, that are positioned with these expectations in mind. Although we think equity markets are likely to deliver returns that exceed average fixed income returns over the next several years, intermediate and long BBB-rated bonds at the lower end of the investment quality scale appear to offer attractive risk-reward characteristics compared to equities at this time, and those bonds represent the portfolio's primary emphasis.

Strategy

   We believe the Fund is well positioned for an environment that should ultimately prove quite beneficial to corporate bondholders. There will undoubtedly be some potholes on the road to recovery, however, so we are maintaining an above-average level of diversification in the Fund to minimize the risk of unforeseen events. Approximately three-fourths of the Fund is currently invested in investment grade corporate and sovereign bonds rated BBB+ on average, and spread out among almost 100 separate issuers. High yield bonds with an average rating of B comprise about 10% of the Fund, and holdings are distributed among more than two dozen issuers that we believe have the ability to exceed the market's very pessimistic assumptions about their future. The Fund has a modest exposure, less than 5%, to sovereign emerging market debt securities that are dollar-denominated. Below-investment-grade holdings are within the range permitted by the Fund's investment guidelines. The balance of the Fund is held in high quality government, mortgage- and asset-backed securities in order to maintain a liquidity reserve and to keep the Fund's overall interest rate exposure at a moderate level.

Dividend Policy

   In light of the pronounced downward trend in market interest rates over the past few years, the Fund likely will be pressured to reduce the dividend rate at some point, since reinvesting coupons in bonds with ever-lower yields will inevitably lead to an erosion of the Fund's ability to maintain its current dividend yield. Please be assured that we are striving to pay a relatively high and stable dividend without compromising the long-term stability of principal.

   In closing, I would like to think that we have seen the worst of things, and that the economic and investment climate will gradually take a turn for the better over the course of the coming year. Our beliefs have been tested, and we have worked hard to strengthen our investment process in response to the events of the past year, but without changing them fundamentally. The world can periodically throw unexpected developments in our path, but we think the philosophy that has guided the Fund for the past 30 years will once again bear fruit, given time and our determination to succeed.

   As always, please don't hesitate to share with us any concerns you might have.

Sincerely,
/s/ James Hirschmann
James W. Hirschmann
President

Pacific American Income Shares, Inc.
Statistical Highlights
                               (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                          December 31,
                                                          ------------
                                                          2002     2001
                                                          ----     ----
Net Asset Value                                         $141,238 $141,932
   Per Share                                              $15.04   $15.12
Net Investment Income                                     $9,406   $9,500
   Per Share                                               $1.00    $1.03
Dividends Paid                                            $9,389   $9,953
   Per Share                                               $1.00    $1.06
Capital Gains Paid                                            --       --
   Per Share                                                  --       --

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------
   Pacific American Income Shares, Inc. (the "Company") is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to the shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------
   The Company's investment policies provide that its portfolio be invested as follows:

[_] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[_] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[_] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------
   Pacific American Income Shares, Inc. ("PAI" or the "Company") and EquiServe Trust Company, N.A. ("EquiServe" or the "Agent"), as the Transfer Agent and Registrar of the Company, offer two convenient ways to add shares of the Company to your account. First, PAI offers to all shareholders a Dividend Reinvestment Plan ("Plan"). Under the Plan, cash distributions (e.g., dividends and capital gains) are automatically invested in shares of PAI unless the shareholder elects otherwise. Second, the Company offers to registered shareholders (those who own shares in their own name on the Company's records) the option to purchase additional whole and partial shares of PAI - the Optional Cash Investment Service ("Optional Cash Investment Service").

Pacific American Income Shares, Inc.
--------------------------------------------------------------------------------


   As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of PAI, if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, the Agent will, as agent for the participants, buy shares of PAI stock through a broker on the open market. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by State Street in accordance with your instructions.

Optional Cash Investment Service

   Under the Optional Cash Investment Service (offered to registered shareholders only), funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of PAI stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account with respect to a particular dividend or other distribution shall be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

   Beneficial shareholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option because there is no way to make payments through a broker, bank or nominee. A beneficial shareholder may, however, have their shares taken out of "street name" and re-register such shares in their own name, becoming a registered shareholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information Regarding the Plan and the Optional Cash Investment
Service

   PAI will pay all costs applicable to the Plan and Optional Cash Investment Service, with noted exceptions. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service will be charged to participants. In the event PAI determines to no longer pay such costs, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

   All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare.

--------------------------------------------------------------------------------

   You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant's account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

   Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

   Inquiries regarding the Plan and the Optional Cash Investment Service, as well as notices of termination, should be directed to EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 - Investor Relations telephone number 1-866-290-4386.

                        IMPORTANT TAX INFORMATION 2002
                                  (Unaudited)

         The portion of dividends attributable to interest earned on direct obligations of the U.S. government is exempt from state income tax in many states. The percentage of such interest earned by the Company for each quarter and for the year ended December 31, 2002, is as follows:


                   First  Second   Third  Fourth   Year Ended
                  Quarter Quarter Quarter Quarter December 31,
                   2002    2002    2002    2002       2002
                  ------- ------- ------- ------- ------------
                   3.02%   2.28%   2.39%   0.80%     2.12%

Pacific American Income Shares, Inc.
Portfolio Diversification
                                                              December 31, 2002
--------------------------------------------------------------------------------


                                    [CHART]

   BY RATING*
(At Market Value)

AAA                     12.8%
AA                       3.7%
A                       19.2%
BBB                     43.7%
BB                      10.8%
B                        3.6%
CCC                      0.5%
CC                       0.8%
D                        0.2%
Not Rated                4.2%
Short-Term Securities    0.5%



   BY SECTOR*
(At Market Value)

SHORT-TERM SECURITIES                              0.5%
MORTGAGE-BACKED SECURITIES                         1.0%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS             3.4%
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES  5.6%
YANKEE BONDS                                      22.9%
CORPORATE BONDS AND NOTES                         66.6%

                  *EXPRESSED AS A PERCENTAGE OF THE PORTFOLIO

   The pie chart above represents the Company's assets as of December 31, 2002. The Company's portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time.

Pacific American Income Shares, Inc.
Schedule of Investments  December 31, 2002
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                Maturity
                                          Rate    Date    Par      Value
---------------------------------------------------------------------------
Long-Term Securities -- 97.7%

Corporate Bonds and Notes -- 65.4%

  Aerospace/Defense -- 3.1%
  Northrop Grumman Corporation           9.375% 10/15/24 $2,000 $  2,225
  Raytheon Company                       6.750% 8/15/07     420      466
  Raytheon Company                       6.400% 12/15/18  1,000      991
  Systems 2001 Asset Trust               6.664% 9/15/13     613      661/B/
                                                                --------
                                                                   4,343
                                                                --------
  Automotive -- 1.0%
  Ford Motor Company                     8.900% 1/15/32     730      717
  Ford Motor Company                     7.700% 5/15/97     940      788
                                                                --------
                                                                   1,505
                                                                --------
  Banking and Finance -- 4.6%
  Ford Motor Credit Company              7.375% 10/28/09  1,190    1,179
  Ford Motor Credit Company              7.375%  2/1/11     880      856
  Ford Motor Credit Company              7.250% 10/25/11    500      486
  General Motors Acceptance Corporation  7.250%  3/2/11   2,000    2,038
  General Motors Acceptance Corporation  6.875% 8/28/12     500      493
  Household Finance Corporation          7.200% 7/15/06     300      325
  Household Finance Corporation          7.000% 5/15/12     970    1,062
                                                                --------
                                                                   6,439
                                                                --------
  Banks -- 4.7%
  Bank of America Corporation            6.250% 4/15/12   1,320    1,468
  Bank of America Corporation            7.800% 9/15/16     250      312
  Bank One Corporation                   5.250% 1/30/13   1,400    1,441
  The Sanwa Bank, Ltd., New York         7.400% 6/15/11   1,500    1,478
  U.S. Bancorp                           3.950% 8/23/07     210      215
  UBS Preferred Funding Trust I          8.622% 10/29/49    240      290/D/
  Wells Fargo Bank NA, San Francisco     6.450%  2/1/11   1,260    1,415
                                                                --------
                                                                   6,619
                                                                --------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                 Maturity
                                           Rate    Date    Par       Value
------------------------------------------------------------------------------
  Building Materials -- 0.6%
  American Standard, Inc.                 8.250%  6/1/09  $  500 $    538
  Nortek Holdings, Inc.                   8.875%  8/1/08     330      337
                                                                 --------
                                                                      875
                                                                 --------
  Cable -- 0.1%
  TCI Communications, Inc.                8.750%  8/1/15     160      184
                                                                 --------

  Casino Resorts -- 0.2%
  Park Place Entertainment Corporation    8.125% 5/15/11     250      259
                                                                 --------

  Chemicals -- 1.5%
  The Dow Chemical Company                5.250% 5/14/04   2,000    2,060
                                                                 --------

  Computer Services and Systems -- 0.3%
  Electronic Data Systems Corporation     7.450% 10/15/29    425      395
                                                                 --------

  Diversified Financial Services -- 2.4%
  AXA Financial, Inc.                     7.750%  8/1/10     550      623
  CIT Group Inc.                          5.750% 9/25/07     950      984
  General Electric Capital Corporation    6.750% 3/15/32     700      774
  IBJ Preferred Capital Corp. LLC         8.790% 12/29/49    110       93/B,D/
  SB Treasury Company LLC                 9.400% 12/29/49    600      589/B,D/
  Wells Fargo & Company                   5.900% 5/21/06     300      329
                                                                 --------
                                                                    3,392
                                                                 --------
  Diversified Services -- 1.6%
  Loews Corporation                       7.625%  6/1/23   1,242    1,261
  Loews Corporation                       7.000% 10/15/23  1,000      997
                                                                 --------
                                                                    2,258
                                                                 --------
  Electric -- 0.5%
  Mirant Americas Generation Inc.         8.300%  5/1/11     220      105/F/
  The AES Corporation                     9.500%  6/1/09     200      122
  The Detroit Edison Company              5.200% 10/15/12    530      549
                                                                 --------
                                                                      776
                                                                 --------
  Energy -- 9.6%
  American Electric Power Company, Inc.   6.125% 5/15/06     600      591/F/
  Calpine Corporation                     8.500% 2/15/11     858      373/F/
  CMS Energy Corporation                  8.900% 7/15/08     250      223

--------------------------------------------------------------------------------


                                                  Maturity
                                            Rate    Date    Par      Value
-----------------------------------------------------------------------------
  Energy -- Continued
  Dominion Resources, Inc.                 5.125% 12/15/09 $  210 $    213
  Dominion Resources, Inc.                 5.700% 9/17/12     570      591
  Duke Energy Corporation                  5.625% 11/30/12     70       70
  Exelon Corporation                       6.750%  5/1/11   3,000    3,284
  MidAmerican Energy Holdings Company      5.875% 10/1/12   2,000    2,027/B/
  Midwest Generation LLC                   8.560%  1/2/16   1,500      927
  Oncor Electric Delivery Company          7.000%  9/1/22     500      466/B/
  Progress Energy, Inc.                    7.100%  3/1/11     750      827
  Sithe Independence Funding Corporation   9.000% 12/30/13  3,000    2,670
  TXU Corp.                                6.375% 6/15/06   1,500    1,372
                                                                  --------
                                                                    13,634
                                                                  --------
  Environmental Services -- 3.4%
  Allied Waste North America Incorporated  8.875%  4/1/08     250      254
  Republic Services, Inc.                  6.750% 8/15/11   1,470    1,607
  Safety-Kleen Corp.                       9.250% 5/15/09     346    11/E/
  Waste Management, Inc.                   7.375% 5/15/29   2,800    2,894
                                                                  --------
                                                                     4,766
                                                                  --------
  Food, Beverage and Tobacco -- 3.3%
  Campbell Soup Company                    5.500% 3/15/07     600      649
  Nabisco, Inc.                            7.550% 6/15/15   1,250    1,552
  Philip Morris Companies Inc.             7.750% 1/15/27   1,200    1,320
  R.J. Reynolds Tobacco Holdings, Inc.     7.750% 5/15/06   1,010    1,101
                                                                  --------
                                                                     4,622
                                                                  --------
  Gaming -- N.M.
  Horseshoe Gaming Holding Corp.           8.625% 5/15/09      53       56
                                                                  --------

  Gas and Pipeline Utilities -- 1.6%
  Dynegy Holdings Inc.                     6.875%  4/1/11   1,300      442
  Dynegy Holdings Inc.                     8.750% 2/15/12     880      308/F/
  The Williams Companies, Inc.             6.250%  2/1/06   1,000      695
  The Williams Companies, Inc.             8.750% 3/15/32   1,250      819/B/
                                                                  --------
                                                                     2,264
                                                                  --------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                               Maturity
                                         Rate    Date    Par      Value
--------------------------------------------------------------------------
  Insurance -- 1.6%
  ACE INA Holdings Inc.                 8.300% 8/15/06  $2,000 $  2,262
                                                               --------

  Investment Banking/Brokerage -- 2.9%
  J.P. Morgan Capital Trust II          7.950%  2/1/27     150      159
  J.P. Morgan Chase & Co.               6.625% 3/15/12     590      639
  J.P. Morgan Chase & Co.               5.750%  1/2/13     240      243
  Morgan Stanley                        6.750% 10/15/13  2,700    3,048
                                                               --------
                                                                  4,089
                                                               --------
  Machinery -- 0.3%
  Terex Corporation                     8.875%  4/1/08     424      382
                                                               --------

  Media -- 3.1%
  AMFM Inc.                             8.125% 12/15/07    175      182
  AMFM Inc.                             8.000% 11/1/08     250      273
  AOL Time Warner Inc.                  6.875%  5/1/12     570      602
  AOL Time Warner Inc.                  7.700%  5/1/32     670      697
  News America Holdings Incorporated    8.875% 4/26/23   1,325    1,470
  News America Incorporated             6.750%  1/9/38     930      952
  Viacom Inc.                           5.625% 8/15/12     190      203
                                                               --------
                                                                  4,379
                                                               --------
  Medical Care Facilities -- 0.4%
  HCA Inc.                              7.875%  2/1/11     250      274
  HCA Inc.                              6.300% 10/1/12     180      182
  HEALTHSOUTH Corporation               7.625%  6/1/12     129      106
                                                               --------
                                                                    562
                                                               --------
  Oil and Gas -- 3.2%
  ConocoPhillips                        4.750% 10/15/12    250      251/B/
  Occidental Petroleum Corporation      7.650% 2/15/06   2,000    2,264
  Ocean Energy Inc.                     4.375% 10/1/07     430      436
  Sonat Inc.                            7.625% 7/15/11   2,000    1,340
  Vintage Petroleum, Inc.               7.875% 5/15/11     250      244
                                                               --------
                                                                  4,535
                                                               --------

--------------------------------------------------------------------------------


                                            Maturity
                                      Rate    Date    Par       Value
-------------------------------------------------------------------------
  Paper and Forest Products -- 1.6%
  Georgia-Pacific Corp               9.500% 12/1/11  $   70 $     69
  MeadWestvaco Corporation           6.850%  4/1/12   1,000    1,110
  Weyerhaeuser Company               6.750% 3/15/12     580      632
  Weyerhaeuser Company               7.375% 3/15/32     390      423
                                                            --------
                                                               2,234
                                                            --------
  Pharmaceuticals -- 0.5%
  Bristol-Myers Squibb Company       5.750% 10/1/11     230      245
  Eli Lilly and Company              6.000% 3/15/12     400      447
                                                            --------
                                                                 692
                                                            --------
  Real Estate -- 0.1%
  Socgen Real Estate Co. LLC         7.640% 12/29/49    150      165/B,D/
                                                            --------

  Services -- 0.9%
  Alliant Energy Resources, Inc.     9.750% 1/15/13     140      139/B/
  Fuji Co., Ltd.                     9.870% 12/31/49  1,250    1,109/B,D/
                                                            --------
                                                               1,248
                                                            --------
  Special Purpose -- 8.3%
  Conoco Funding Company             6.350% 10/15/11    420      469
  DaimlerChrysler NA Holding Corp.   7.300% 1/15/12     575      645
  Devon Financing Corporation ULC    6.875% 9/30/11     870      969
  Gemstone Investors Limited         7.710% 10/31/04    375      288/B/
  PNPP II Funding Corporation        9.120% 5/30/16   2,459    2,736
  Qwest Capital Funding, Inc.        7.250% 2/15/11   2,000    1,280
  Sprint Capital Corporation         6.125% 11/15/08    750      682
  Sprint Capital Corporation         8.375% 3/15/12     500      498
  Sprint Capital Corporation         6.875% 11/15/28    200      161
  Sprint Capital Corporation         8.750% 3/15/32     100       95
  TCI Communications Financing III   9.650% 3/31/27   3,000    2,761
  Verizon Global Funding Corp.       7.375%  9/1/12   1,000    1,151
                                                            --------
                                                              11,735
                                                            --------
  Steel (Producers) -- 0.2%
  AK Steel Corporation               7.875% 2/15/09     250      253/F/
                                                            --------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                       Maturity
                                                 Rate    Date    Par      Value
----------------------------------------------------------------------------------

  Telecommunications -- 2.3%
  AT&T Broadband Corporation                    8.375% 3/15/13  $  678 $    770
  AT&T Corp.                                    6.000% 3/15/09      68       68
  Qwest Corporation                             7.200% 11/1/04     300      285
  Qwest Corporation                             6.875% 9/15/33   1,000      770
  SBC Communications Inc.                       5.875% 8/15/12   1,020    1,101
  WorldCom, Inc. -- WorldCom Group              7.750%  4/1/07     441      104/E/
  WorldCom, Inc. -- WorldCom Group              8.250% 5/15/31     550      129/E/
                                                                       --------
                                                                          3,227
                                                                       --------
  Telecommunications (Cellular/Wireless) -- 0.7%
  AT&T Wireless Services Inc.                   6.875% 4/18/05     400      412
  AT&T Wireless Services Inc.                   7.500%  5/1/07     500      515
  Nextel Communications, Inc.                   9.375% 11/15/09     46       42/F/
                                                                       --------
                                                                            969
                                                                       --------

  Transportation -- 0.8%
  Delta Air Lines, Inc.                         6.417%  7/2/12     400      424
  Delta Air Lines, Inc.                         6.718%  1/2/23     340      359
  US Airways, Inc.                              7.890%  3/1/19     237      248
  US Airways, Inc.                              7.076% 3/20/21      97      100
                                                                       --------
                                                                          1,131
                                                                       --------
  Total Corporate Bonds and Notes (Identified
   Cost -- $93,375)                                                      92,310
-------------------------------------------------------------------------------
Mortgage-Backed Securities -- 0.9%

  Fixed Rate Securities -- 0.9%
  Glendale Federal Savings Bank 1978-A          9.125% 1/25/08      25       25
  Nomura Asset Securities Corporation
   1996-MD5                                     7.120% 4/13/36   1,170    1,306
                                                                       --------
  Total Mortgage-Backed Securities (Identified
   Cost -- $1,193)                                                        1,331
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                     Maturity
                                             Rate      Date     Par      Value
---------------------------------------------------------------------------------

U.S. Government and Agency Obligations -- 3.3%

  Fixed Rate Securities -- 3.3%
  Fannie Mae                                 6.500%  8/15/04   $1,500 $  1,617/F/
  Freddie Mac                                6.250%  7/15/04    2,000    2,142
  United States Treasury Bonds               5.375%  2/15/31      775      845/F/
  United States Treasury Notes               3.250%  8/15/07       50       51/F/
                                                                      --------
  Total U.S. Government and Agency Obligations
   (Identified Cost -- $4,321)                                           4,655
------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 5.5%

  Fixed Rate Securities -- 5.5%
  Fannie Mae                                 8.000%  4/25/06      314      323
  Fannie Mae                                10.500%   7/1/09       64       71
  Fannie Mae                                 6.000%   4/1/14       13       14
  Fannie Mae                                14.500%   6/1/17       35       43
  Fannie Mae                                14.000% 9/1/17 to     346      436
                                                      2/1/18
  Fannie Mae                                13.500%  10/1/17       23       28
  Fannie Mae                                11.500%  11/1/17      152      182
  Fannie Mae                                13.250%   3/1/18       24       29
  Freddie Mac                               10.250%   5/1/09       64       72
  Freddie Mac                               11.875%  6/15/13      100      102
  Freddie Mac                                6.500%   2/1/29    3,932    4,098
  Government National Mortgage Association  12.250%  3/20/14       15       18
  Government National Mortgage Association   9.000%  9/15/19       38       42
  Government National Mortgage Association   7.000% 8/15/25 to  1,722    1,831
                                                     6/15/28
  Government National Mortgage Association   6.500%  8/15/28       57       60
  Government National Mortgage Association   6.000%  12/15/28     411      430
                                                                      --------
  Total U.S. Government Agency Mortgage-Backed
   Securities (Identified Cost -- $7,322)                                7,779
------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                Maturity
                                         Rate     Date    Par        Value
-------------------------------------------------------------------------------
Yankee Bonds/A/ -- 22.6%

  Banks -- 3.7%
  Inter-American Development Bank        4.000% 1/18/05  $1,350 $  1,410
  Korea Exchange Bank                   13.750% 6/30/10   1,000    1,195/B,D,F/
  Royal Bank of Scotland Group plc       8.817% 3/31/49   1,000    1,123
  Standard Chartered plc                 1.580% 12/29/49  2,550    1,486/C/
                                                                --------
                                                                   5,214
                                                                --------

  Foreign Governments -- 6.9%
  Federative Republic of Brazil         14.500% 10/15/09    150      125
  Federative Republic of Brazil         12.000% 4/15/10     210      153
  Federative Republic of Brazil          2.625% 4/15/12     460      248/C/
  Federative Republic of Brazil          8.000% 4/15/14     973      637
  Federative Republic of Brazil         11.000% 8/17/40     520      324
  Province of Manitoba                   9.500% 9/15/18     730    1,092
  Quebec Province                        7.125%  2/9/24     190      224
  Quebec Province                        7.500% 9/15/29     160      200
  Quebec Province                        7.220% 7/22/36     980    1,271
  Republic of Bulgaria                   8.250% 1/15/15     528      576/B/
  Republic of Panama                     9.375% 7/23/12     190      203
  Republic of Panama                     5.000% 7/17/14      36       32/D/
  Republic of the Philippines            9.875% 1/15/19     320      317
  Republic of the Philippines           10.625% 3/16/25     100      103
  Russian Federation                     8.250% 3/31/10    0.04     0.04/B/
  Russian Federation                     5.000% 3/31/30    0.32     0.23/B,D/
  United Mexican States                  8.375% 1/14/11   1,090    1,232
  United Mexican States                 11.500% 5/15/26   2,210    3,016/F/
                                                                --------
                                                                   9,753
                                                                --------
  Insurance -- 0.7%
  Korea Deposit Insurance                2.500% 12/11/05    400      434/B,G/
  XL Capital plc                         6.500% 1/15/12     500      541/F/
                                                                --------
                                                                     975
                                                                --------
  Investment Banking/Brokerage -- 2.3%
  Credit Suisse First Boston, London     7.900%  5/1/07   3,000    3,210/B,D/
                                                                --------

--------------------------------------------------------------------------------


                                                  Maturity
                                           Rate     Date    Par       Value
-------------------------------------------------------------------------------
  Manufacturing (Diversified) -- 2.7%
  Tyco International Group SA              6.375% 6/15/05  $1,000 $    970
  Tyco International Group SA              5.800%  8/1/06     280      264/F/
  Tyco International Group SA              6.375% 10/15/11  1,450    1,356/F/
  Tyco International Group SA              7.000% 6/15/28     364      320
  Tyco International Group SA              6.875% 1/15/29     976      859
                                                                  --------
                                                                     3,769
                                                                  --------
  Oil and Gas -- 1.0%
  Petroliam Nasional Berhad                7.125% 8/15/05     150      161/B/
  Petroliam Nasional Berhad                7.625% 10/15/26  1,290    1,335/B/
                                                                  --------
                                                                     1,496
                                                                  --------
  Paper and Forest Products -- 0.1%
  Tembec Industries, Inc.                  8.500%  2/1/11      92       93
                                                                  --------
  Special Purpose -- 2.6%
  PDVSA Finance Ltd.                       8.500% 11/16/12  1,100      869
  PDVSA Finance Ltd. 1999-K                9.950% 2/15/20   2,000    1,595
  Petrozuata Finance, Inc.                 8.220%  4/1/17   1,740    1,061/B/
  Redwood Capital II Ltd                   4.806%  1/1/04     100      100/B,C/
                                                                  --------
                                                                     3,625
                                                                  --------
  Telecommunications -- 1.8%
  British Telecommunications plc           8.375% 12/15/10    660      791
  British Telecommunications plc           8.875% 12/15/30    330      421
  France Telecom SA                       10.000%  3/1/31     160      195
  Telefonica de Argentina S.A.            11.875% 11/1/04   1,500    1,140
                                                                  --------
                                                                     2,547
                                                                  --------
  Transportation -- 0.8%
  C P Railway Limited                      7.125% 10/15/31 1,000     1,164
                                                                  --------
  Total Yankee Bonds (Identified
   Cost -- $31,119)                                                 31,846
--------------------------------------------------------------------------
  Total Long-Term Securities (Identified
   Cost -- $137,330)                                               137,921
--------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                                     Par    Value
-----------------------------------------------------------------------------------
Short-Term Securities -- 0.5%

  Repurchase Agreements -- 0.5%
  Lehman Brothers, Inc.
   1.2%, dated 12/31/02, to be repurchased at $715 on
   1/2/03 (Collateral: $705 Asian Development Bank
   Bonds, 5.593%, due 7/16/18, value $ 729)                         $  715 $    715
                                                                           --------
  Total Short-Term Securities (Identified Cost -- $715)                         715
-----------------------------------------------------------------------------------
  Total Investments -- 98.2% (Identified Cost -- $138,045)                  138,636
  Other Assets Less Liabilities -- 1.8%                                       2,602
                                                                           --------
  Net assets -- 100.0%                                                     $141,238
                                                                           ========
-----------------------------------------------------------------------------------

/A/ Yankee Bond -- A dollar-denominated bond issued in the U.S. by foreign entities.
/B/ Rule 144a Security -- A security purchased pursuant to Rule 144a under the
    Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 10.4% of net assets.
/C/ Indexed security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR") or the one-year Treasury Bill rate. The coupon rates are the rates as of December 31, 2002.
/D/ Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate changes.
/E/ Bond is in default at December 31, 2002.
/F/ All or a portion of this security is on loan. See Note 3 to the financial statements.
/G/ Convertible bond -- Bond may be converted into common stock of the company.

N.M. - Not meaningful.

See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Assets and Liabilities  December 31, 2002
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

ASSETS:
 Investment securities at market value (cost $137,330)        $137,921
 Repurchase agreement, at cost                                     715
                                                              --------
      Total investments                                                 $138,636
 Cash                                                                        158
 Receivable for accrued interest                                           2,463
 Collateral for securities loaned                                         10,023
 Other assets                                                                 15
                                                                        --------
                                                                         151,295
LIABILITIES:
 Obligation to return collateral for securities loaned          10,023
 Accrued expenses                                                   34
                                                              --------
                                                                          10,057
                                                                        --------
NET ASSETS -- equivalent to $15.04 per share on
 9,389 shares of common stock outstanding                               $141,238
                                                                        ========

SUMMARY OF STOCKHOLDERS' EQUITY:
 Common stock, par value $.01 per share; authorized
   20,000 shares; 9,389 issued and outstanding shares         $     94
 Additional paid-in capital                                    142,335
 Under/(over) distributions of net investment income               199
 Accumulated net realized loss on investments                   (1,982)
 Unrealized appreciation/(depreciation) of investments             592
                                                              --------
NET ASSETS -- applicable to outstanding common stock                    $141,238
                                                                        ========

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Operations
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

                                                                 For the Year Ended
                                                                 December 31, 2002
                                                                 ------------------
INVESTMENT INCOME:
 Interest income                                                      $10,516
                                                                      -------

EXPENSES:
 Advisory fee                                                             738
 Custodian fees                                                            88
 Audit and legal fees                                                      41
 Directors' fees and expenses                                              88
 Registration fees                                                         25
 Reports to shareholders                                                   49
 Taxes, other than federal income taxes                                    31
 Transfer agent and shareholder servicing expense                          63
 Other                                                                     11
                                                                      -------
                                                                        1,134
 Less fees waived                                                         (24)
                                                                      -------
 Total expenses, net of waivers                                         1,110
                                                                      -------
      Net Investment Income                                             9,406
                                                                      -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments                                  757
 Unrealized appreciation/(depreciation) of investments                 (1,468)
                                                                      -------
      Net realized and unrealized gain/(loss) on investments             (711)
                                                                      -------
 Change in net assets resulting from operations                       $ 8,695
                                                                      =======

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Changes in Net Assets
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


                                                     For the Years Ended December 31,
                                                     -------------------------------
                                                          2002             2001
                                                      -------------   -------------
Operations:
  Net investment income                              $       9,406    $       9,500
  Net realized gain/(loss) on investments                      757              259
  Increase/(decrease) in unrealized appreciation of
   investments                                              (1,468)           2,782
                                                      -------------   -------------
  Change in net assets resulting from operations             8,695           12,541

Distributions to shareholders from:
  Net investment income                                     (9,389)          (9,953)
                                                      -------------   -------------
    Total increase/(decrease)                                 (694)           2,588
Net Assets:
  Beginning of year                                        141,932          139,344
                                                      -------------   -------------
  End of year (including under/(over) distributed
   net investment income of $199 and $163,
   respectively)                                     $     141,238    $     141,932
                                                      =============   =============

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Financial Highlights
--------------------------------------------------------------------------------

   Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.

                                                    For the Years Ended December 31,
                                           --------------------------------------------------
                                              2002      2001      2000       1999      1998
                                           ---------  --------  --------  --------   --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year            $15.12    $14.84    $14.54    $15.56     $16.11
                                              ------    ------    ------    ------     ------
  Net investment income                         1.00      1.03      1.08      1.06       1.04
  Net realized and unrealized gain/
   (loss) on investments                        (.08)      .31       .29      (.99)      (.06)
                                              ------    ------    ------    ------     ------
Total from investment operations                 .92      1.34      1.37       .07        .98
                                              ------    ------    ------    ------     ------
Distributions paid from:
  Net investment income                        (1.00)    (1.06)    (1.07)    (1.05)     (1.18)
  Net realized gain/(loss) on investments         --        --        --      (.04)      (.35)
                                              ------    ------    ------    ------     ------
Total distributions                            (1.00)    (1.06)    (1.07)    (1.09)     (1.53)
                                              ------    ------    ------    ------     ------
Net asset value, end of year                  $15.04    $15.12    $14.84    $14.54     $15.56
                                              ======    ======    ======    ======     ======

Market value per share, end of year           $14.35    $14.56    $13.50    $11.88     $15.75
                                              ======    ======    ======    ======     ======

TOTAL RETURN:
Based on market value per share                 5.38%    15.86%    23.34%   (18.39)%     6.61%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .80%      .77%      .78%      .76%       .76%
Net investment income                           6.75%     6.66%     7.48%     7.07%      6.54%

SUPPLEMENTAL DATA:
Portfolio turnover rate                           43%      116%       78%      242%       378%
Net assets at end of year
 (in thousands)                             $141,238  $141,932  $139,344  $136,485   $146,103

--------
See notes to financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with accounting principles generally accepted in the United States of America, include the following:

      (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

      (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at December 31, 2002, are reflected in the accompanying Schedule of Investments at their value on December 31, 2002. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. government securities for the year ended December 31, 2002, aggregated $50,250 and $33,427, respectively. Purchases and sales of U.S. government securities for the year ended December 31, 2002, were $11,143 and $25,612, respectively.

      (c) Recognition of income, expenses and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      (d) Federal income taxes -- No provision for federal income or excise taxes is required since the Company intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------


         Distributions during the years ended December 31, 2002 and 2001, were characterized as follows for tax purposes:

                                                           2002   2001
                                                          ------ ------
         Ordinary income                                  $9,389 $9,953
                                                          ------ ------
         Total distributions                              $9,389 $9,953
                                                          ====== ======

         The tax basis components of net assets at December 31, 2002, were as follows:

         Unrealized appreciation                              $  9,895
         Unrealized depreciation                                (9,227)
                                                              --------
         Net unrealized appreciation/(depreciation)                668
         Undistributed ordinary income                              68
         Capital loss carryforwards                             (1,927)
         Paid-in capital                                       142,429
                                                              --------
         Net assets                                           $141,238
                                                              ========

         Pursuant to federal income tax regulations applicable to investment companies, the Company has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2002, there were no realized capital losses reflected in the accompanying financial statements that would be recognized for federal income tax purposes in 2003. The Company intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the Company has capital loss carryforwards of $1,326 and $601, which expire in 2007 and 2008, respectively.

         For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2002, the Company recorded the following permanent reclassifications, which relate primarily to a reclassification of gain/loss on paydown securities. Results of operations and net assets were not affected by these reclassifications.

              Undistributed net investment income           $ 20
              Accumulated realized gains/(losses)            (20)

         At December 31, 2002, the cost of investments for federal income tax purposes was $137,968.

      (e) Use of estimates -- Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management

--------------------------------------------------------------------------------

   to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      (f) Foreign currency translation -- Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

   The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the year ended December 31, 2002.

   On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Management Company Limited ("WAML") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAML a fee based on the pro rata assets of the Company managed by WAML during the month.

   Under the terms of an Administrative Services Agreement among the Company, the Adviser, and Legg Mason Fund Adviser, Inc. (the "Administrator"), the Adviser (not the Company) pays the Administrator a monthly fee of $3,000, an annual rate of $36,000.

NOTE 3 -- SECURITIES LOANED

   The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Company's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)
                                                         (Amounts in Thousands)
--------------------------------------------------------------------------------

December 31, 2002, the market value of the securities on loan to broker-dealers was $9,638, for which the Company received collateral of $10,023 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACTS

   Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   At December 31, 2002, there were no open forward currency exchange contracts.


    In accordance with Section 23(c) of the Investment Company Act of 1940, the Company hereby gives notice that it may, from time to time, repurchase its shares on the open market at the option of the Board of Directors, and on such terms as the Board of Directors shall determine.

Pacific American Income Shares, Inc.
Report of Independent Accounts
--------------------------------------------------------------------------------

To the Shareholders and Directors of Pacific American Income Shares, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific American Income Shares, Inc. (hereafter referred to as the "Company") at December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003

Pacific American Income Shares, Inc.
Directors and Officers
--------------------------------------------------------------------------------

   The table below provides information about each of the Company's directors and officers, including biographical information about their business experience and information about their relationships with Western Asset Management Company and its affiliates. Except as shown, each Director's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director or officer may have held different positions with such employer(s). The mailing address of each director and officer is 117 East Colorado Boulevard, Pasadena, California 91105.

---------------------------------------------------------------------------------------------------
                                 Term of    Number of
                                Office and Portfolios
                   Position(s)  Length of  Overseen in     Other        Principal Occupation(s)
                    Held With      Time     the Fund   Directorships          During the
   Name and Age      Company    Served/A/  Complex/B/      Held             Past Five Years
---------------------------------------------------------------------------------------------------
Independent
Directors
---------------------------------------------------------------------------------------------------
McGagh, William G. Chairman     Since 1984     13      None          Consultant, McGagh
Age 73             and Director                                      Associates (corporate
                                                                     financial consulting), since
                                                                     1989; Chairman of the Board
                                                                     of the John Tracy Clinic;
                                                                     Chairman of the Board of the
                                                                     Los Angeles Orthopaedic
                                                                     Hospital. Formerly: Senior
                                                                     Vice President, Chief
                                                                     Financial Officer and
                                                                     Director of Northrop
                                                                     Grumman Corp. (defense,
                                                                     aerospace and cyberspace
                                                                     products).
---------------------------------------------------------------------------------------------------
Arnault, Ronald J. Director     Since 1997     13      None          Retired (1996) Executive
Age 59                                                               Vice President, Chief
                                                                     Financial Officer and
                                                                     member of the Board of
                                                                     Directors of ARCO.
---------------------------------------------------------------------------------------------------
Bryson, John E.    Director     Since 1987     13      The Boeing    Chairman and CEO, Edison
Age 59                                                 Company and   International, since 1990;
                                                       The Walt      Chairman of Southern
                                                       Disney        California Edison Company
                                                       Company.      (1990-1999 and 2003-
                                                                     present); Chief Executive
                                                                     Officer of Southern California
                                                                     Edison Company (1990-
                                                                     1999).
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                 Term of    Number of
                                Office and Portfolios
                    Position(s) Length of  Overseen in     Other         Principal Occupation(s)
                     Held With     Time     the Fund   Directorships           During the
   Name and Age       Company   Served/A/  Complex/B/      Held              Past Five Years
---------------------------------------------------------------------------------------------------
Independent
Directors
---------------------------------------------------------------------------------------------------
DeFrantz, Anita L.  Director    Since 1998     13      None           President, since 1987, and
Age 50                                                                Director, since 1990,
                                                                      Amateur Athletic Foundation
                                                                      of Los Angeles; President
                                                                      and Director, Kids in Sports,
                                                                      since 1994; Vice President
                                                                      and Director, International
                                                                      Rowing Federation, since
                                                                      1997; Member, International
                                                                      Olympic Committee ("IOC"),
                                                                      since 1986; Member, IOC
                                                                      Executive Board, 1992-2001;
                                                                      Member, U.S. Olympic
                                                                      Committee ("USOC"), since
                                                                      1976; Member, USOC
                                                                      Executive Board, since 1997.
---------------------------------------------------------------------------------------------------
Siart, William E.B. Director    Since 1997     13      Sybron Dental  Chairman, Walt Disney
Age 56                                                 Specialties    Concert Hall, Inc., since
                                                                      1998; Chairman, since 2000,
                                                                      President and Chief
                                                                      Executive Officer (1998-
                                                                      2000), Excellent Education
                                                                      Development. Formerly:
                                                                      Chairman and Chief
                                                                      Executive Officer, First
                                                                      Interstate Bancorp.
---------------------------------------------------------------------------------------------------
Simpson, Louis A.   Director    Since 1994     13      Comcast        President and Chief
Age 66                                                 Corp. and      Executive Officer, Capital
                                                       ResMed Inc.    Operations, GEICO
                                                                      Corporation, since 1993.
                                                                      Formerly: President and
                                                                      Chief Executive Officer,
                                                                      Western Asset Management
                                                                      Company (1977-1979).
---------------------------------------------------------------------------------------------------
Interested Director
---------------------------------------------------------------------------------------------------
Olson, Ronald L./C/ Director    Since 1987     13      Edison         Senior Partner, Munger,
Age 61                                                 International, Tolles & Olson (a law
                                                       City National  partnership); Chairman of
                                                       Corp. and      the Board of Trustees, RAND
                                                       Berkshire      Corporation (nonprofit
                                                       Hathaway Inc.  institution).
---------------------------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Directors and Officers  (Continued)
--------------------------------------------------------------------------------

                               Term of    Number of
                              Office and Portfolios
                  Position(s) Length of  Overseen in     Other      Principal Occupation(s)
                   Held With     Time     the Fund   Directorships        During the
  Name and Age      Company   Served/A/  Complex/B/      Held           Past Five Years
---------------------------------------------------------------------------------------------
Officers
---------------------------------------------------------------------------------------------
Hirschmann,       President   Since 1999     N/A     N/A           Director, President, and
James W.                                                           Chief Executive Officer,
Age 42                                                             Western Asset Management
                                                                   Company, March 1999 to
                                                                   present; Member, Board of
                                                                   Directors of Independent
                                                                   Colleges and Universities;
                                                                   Member, Board of Trustees
                                                                   of Widener College;
                                                                   President, Western Asset
                                                                   Funds, Inc. and Western
                                                                   Asset Premier Bond Fund.
                                                                   Formerly: Director of
                                                                   Marketing, Western Asset,
                                                                   April 1989 to 1999; Vice
                                                                   President and Director of
                                                                   Marketing, Financial Trust
                                                                   Corporation (bank holding
                                                                   company), 1988-1989; Vice
                                                                   President of Marketing,
                                                                   Atalanta/Sosnoff Capital
                                                                   (investment management
                                                                   company), 1986-1988.
---------------------------------------------------------------------------------------------
Grannis, Scott F. Vice        Since 1990     N/A     N/A           Economist, Western Asset
Age 53            President                                        Management Company; Vice
                                                                   President, Western Asset
                                                                   Funds, Inc.
---------------------------------------------------------------------------------------------
Harker, Ilene S.  Vice        Since 1993     N/A     N/A           Secretary and Director of
Age 48            President                                        Compliance and Controls,
                                                                   Western Asset Management
                                                                   Company, 1978 to present;
                                                                   Vice President, Western
                                                                   Asset Premier Bond Fund;
                                                                   Vice President, Western
                                                                   Asset Funds, Inc., since
                                                                   November 1990.
---------------------------------------------------------------------------------------------

                               Term of    Number of
                              Office and Portfolios
                  Position(s) Length of  Overseen in     Other        Principal Occupation(s)
                   Held With     Time     the Fund   Directorships          During the
  Name and Age      Company   Served/A/  Complex/B/      Held             Past Five Years
------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------
Leech, S. Kenneth Vice        Since 1998     N/A     N/A           Chief Investment Officer,
Age 48            President                                        Western Asset Management
                                                                   Company, 1998 to present;
                                                                   Vice President, Western
                                                                   Asset Premier Bond Fund
                                                                   and Western Asset Funds,
                                                                   Inc. Formerly: Director of
                                                                   Portfolio Management,
                                                                   Western Asset, 1990-1998;
                                                                   Senior Trader, Greenwich
                                                                   Capital, 1988-1990; Fixed
                                                                   Income Manager of The First
                                                                   Boston Corporation (holding
                                                                   company; stock and bond
                                                                   dealers), 1980-1987;
                                                                   Portfolio Manager of National
                                                                   Bank of Detroit, 1977-1980.
------------------------------------------------------------------------------------------------
Walsh, Stephen A. Vice        Since 1999     N/A     N/A           Deputy Chief Investment
Age 44            President                                        Officer, Western Asset
                                                                   Management Company; Vice
                                                                   President, Western Asset
                                                                   Funds, Inc.
------------------------------------------------------------------------------------------------
Mrozek, Lisa G.   Secretary   Since 1999     N/A     N/A           Senior Compliance Officer,
Age 40                                                             Western Asset Management
                                                                   Company; Member of the
                                                                   Board of Directors of
                                                                   Southern California Dollars
                                                                   for Scholars; Secretary,
                                                                   Western Asset Funds, Inc.
                                                                   and Western Asset Premier
                                                                   Bond Fund. Formerly:
                                                                   Assistant Vice President,
                                                                   Fund Business
                                                                   Management, Capital
                                                                   Research and Management
                                                                   Company (an investment
                                                                   management firm), 1990-
                                                                   1999.
------------------------------------------------------------------------------------------------

Pacific American Income Shares, Inc.
Directors and Officers  (Continued)
--------------------------------------------------------------------------------

                                 Term of    Number of
                                Office and Portfolios
                    Position(s) Length of  Overseen in     Other       Principal Occupation(s)
                     Held With     Time     the Fund   Directorships         During the
   Name and Age       Company   Served/A/  Complex/B/      Held            Past Five Years
-------------------------------------------------------------------------------------------------
Karpinski, Marie K. Treasurer   Since 2001     N/A     N/A           Vice President, Legg Mason
Age 54              and                                              Wood Walker, Incorporated,
                    Principal                                        1992 to present; Vice
                    Financial                                        President and Treasurer of
                    Accounting                                       all Legg Mason retail funds
                    Officer                                          (open-end investment
                                                                     companies), 1986 to
                                                                     present; Vice President and
                                                                     Treasurer of Legg Mason
                                                                     Charles Street Trust, Inc.
                                                                     (open-end investment
                                                                     company) and Western
                                                                     Asset Funds, Inc.; Treasurer
                                                                     and Principal Financial and
                                                                     Accounting Officer of
                                                                     Western Asset Premier Bond
                                                                     Fund.
-------------------------------------------------------------------------------------------------
Morris, Erin K.     Assistant   Since 2001     N/A     N/A           Assistant Vice President of
Age 36              Treasurer                                        Legg Mason Wood Walker,
                                                                     Incorporated, 2002 to
                                                                     present; Assistant Treasurer
                                                                     (since 2001) of Legg Mason
                                                                     Income Trust, Inc., Legg
                                                                     Mason Cash Reserve Trust,
                                                                     Legg Mason Tax Exempt
                                                                     Trust, Inc., Legg Mason Tax-
                                                                     Free Income Fund, Western
                                                                     Asset Funds, Inc. and
                                                                     Western Asset Premier Bond
                                                                     Fund; Manager, Fund
                                                                     Accounting, Legg Mason
                                                                     Wood Walker, Incorporated
                                                                     (2000 to present). Formerly:
                                                                     Assistant Manager, Fund
                                                                     Accounting, Legg Mason
                                                                     Wood Walker, Incorporated
                                                                     (1993-2000).
-------------------------------------------------------------------------------------------------

/A/ Each of the Directors of the Company shall hold office until his successor shall have been duly elected and shall qualify, until he shall resign or shall have been removed or until required by applicable law or the rules of any exchange on which the Company's stock is listed.
 Each officer shall hold office until his successor shall have been duly chosen and shall qualify or until his resignation or removal.

/B/ Each Director also serves as a Trustee for Western Asset Premier Bond Fund
    (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Company.

/C/ Because Mr. Olson's law firm provides legal services to Western Asset
    Management Company and Western Asset Management Company Limited, Mr. Olson is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended.

                                Annual Meeting

   An annual meeting of the stockholders of the Company was held on May 7, 2002. At the meeting, each of the Directors of the Company named above was elected to serve as a Director in accordance with the Company's Bylaws. Each nominee for Director received not less than 8,313,788 votes; stockholders holding an aggregate of 176,787 shares abstained from voting with respect to each nominee.

                            Directors' Compensation

   Each Director currently receives a fee of $6,000 annually for serving as a Director of the Company, and a fee of $1,000 and related expenses for each meeting of the Board of Directors attended. The Chairman of the Board receives an additional $2,500 per year for serving in that capacity. Audit Committee members receive $1,000 for each meeting, and the Audit Committee Chairman receives an additional $1,000 annually. Other Committee members receive $500 per meeting.